UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2019

LKA Gold Incorporated
(Exact name of Registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation or organization)	000-17106 (Commission File Number)	91-1428250 (IRS Employer I.D. No.)

3724 47th Street Ct. N.W.
Gig Harbor, Washington 98335
Phone: (253) 514-6661
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

ITEM 8.01  Other Events.
As reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2019, on September 4, 2019, the Company entered into a drilling contract with Caldera Partners Limited Partnership.  At that time, it was anticipated that exploratory surface drilling operations on the patented and unpatented mining claims in Hinsdale County, Colorado, owned by the Company would commence during the fall.  It has now been determined that due to the approaching winter season, drilling will not commence until late spring or early summer of 2020.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LKA Gold Incorporated

Dated: October 18, 2019	By:	/s/ Kye Abraham
Kye Abraham
Chief Executive Officer